Exhibit 10.1

$300,000,000 Helix Energy Solutions Group, Inc. 9.750% Senior Notes due 2029 PURCHASE AGREEMENT Dated: November 16, 2023

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EXHIBITS

Exhibit A –	Initial Purchasers
Exhibit B –	Guarantors
Exhibit C –	Subsidiaries of the Company
Exhibit D –	Form of Pricing Term Sheet
Exhibit E –	Amendments; Issuer Free Writing Documents; Other Materials

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$300,000,000

Helix Energy Solutions Group, Inc.

9.750% Senior Notes due 2029

PURCHASE AGREEMENT

November 16, 2023

Wells Fargo Securities, LLC
As Representative of the several Initial Purchasers

c/o Wells Fargo Securities, LLC
550 S. Tryon Street, 5th Floor
Charlotte, NC 28202
Attention: Leveraged Syndicate

Ladies and Gentlemen:

Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”), confirms its agreement with Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Initial Purchasers named on Exhibit A hereto (collectively, the “Initial Purchasers,” which term shall also include any person substituted for an Initial Purchaser pursuant to Section 10 hereof), for whom Wells Fargo is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of $300,000,000 in aggregate principal amount of the Company’s 9.750% Senior Notes due 2029 (the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of December 1, 2023 (the “Indenture”) among the Company, the Guarantors referred to below, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).  The Company’s obligations under the Securities, including the due and punctual payment of interest on the Securities, will be irrevocably and unconditionally guaranteed on an unsecured senior basis (the “Guarantees”) by the guarantors named on Exhibit B hereto (together, the “Guarantors”).  As used herein, the term “Securities” shall include the Guarantees, unless the context otherwise requires.  Certain terms used in this purchase agreement (this “Agreement”) are defined in Section 15 hereof.

The Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on the exemption provided by Section 4(a)(2) of the 1933 Act.  The Company and the Guarantors have prepared a preliminary offering memorandum, dated November 15, 2023 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Exhibit D (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum and an offering memorandum, dated November 16, 2023 (the “Offering Memorandum”), setting forth information regarding the Company and the Securities.  The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time, together with the Pricing Term Sheet and any of the documents listed on Exhibit D hereto are collectively referred to as the “General Disclosure Package.”  The Company and the Guarantors

hereby confirm that they have authorized the use of the General Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers.

Any reference to the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K (including Exhibit 99.1 thereto) and all subsequent documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act, on or prior to the date of the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum, as the case may be and are incorporated by reference therein.  Any reference to the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act after the date of the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date and are incorporated by reference therein.  All documents filed under the 1934 Act and so deemed to be included in the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Company that you will offer and resell (the “Exempt Resales”) the Securities purchased by you hereunder on the terms set forth in each of the General Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the 1933 Act (“QIBs”), and (ii) in compliance with Regulation S under the 1933 Act (“Regulation S”).  Those persons specified in clauses (i) and (ii) of this paragraph are referred to herein as “Eligible Purchasers.”

SECTION 1.  Representations and Warranties.

(a)          Representations and Warranties by the Company and the Guarantors.  The Company and each Guarantor, jointly and severally, represent and warrant to each Initial Purchaser as of the Applicable Time, and as of the Closing Date referred to in Section 2(b) hereof, as the case may be, and agree with each Initial Purchaser, as follows:

(1)          Rule 144A Information.  Each of the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information required by Rule 144A(d)(4) under the 1933 Act.

(2)          No Stop Orders.  The Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales.  No order or decree preventing the use of the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.

(3)          No Material Misstatement or Omission.  (i) The Preliminary Offering Memorandum, as of the date thereof, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the General Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Offering Memorandum, as of the date thereof, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) each Issuer Free Writing Document (as defined below) and the materials identified on Exhibit E (II) hereto (the “Investor Presentation”), when taken together with the General Disclosure Package, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in the preceding paragraph do not apply to statements in or omissions from the Preliminary Offering Memorandum, the Offering Memorandum, the General Disclosure Package, the Investor Presentation, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information relating to any Initial Purchaser furnished to the Company by such Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.

(4)          Exchange Act Reports.  The Exchange Act Reports incorporated by reference in the General Disclosure Package or the Offering Memorandum, at the respective times they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(5)          Independent Accountants.  KPMG LLP are independent public accountants as required by the 1933 Act and the 1934 Act and the rules and regulations thereunder/pursuant to the rules applicable to such accountants under the American Institute of Certified Public Accountants, or AICPA.

(6)          Financial Statements.  The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, together with the related schedules (if any) and notes, present fairly, in all material respects, the financial position of the entities to which they relate at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; the financial statements of any other entities or businesses included or incorporated by reference in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, together with the related schedules (if any) and notes, present fairly, in all material respects, the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the results of operations, changes in stockholders’ (or other owners’) equity and cash flows of such entity or business, as the case may be, and its consolidated subsidiaries (if any) for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply in all material respects with all applicable accounting requirements under the 1933 Act. The supporting schedules, if any, included or incorporated by reference in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum present fairly in all material respects, in accordance with GAAP, the information required to be stated therein.  The financial data of the businesses or properties acquired or proposed to be acquired, if any, included, or incorporated by reference, in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum present fairly in all material respects the information set forth therein and have been prepared in conformity with GAAP applied on a consistent basis.  The summary financial data included, or incorporated by reference, in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum present fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included, or incorporated by reference, in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum.  The pro forma financial statements and the related notes thereto included, or incorporated by reference, in the General Disclosure Package and the Offering Memorandum present fairly the information shown therein and have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  Any information contained in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum regarding “non-GAAP financial measures” (as defined in Regulation G of the Commission) complies with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum fairly presents the required information and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(7)          No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated, or incorporated by reference, therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those that are in the ordinary course or contemplated under the transactions hereunder, which are material with respect to the Company and its subsidiaries considered as one enterprise, (iii) there has been no obligation or liability, direct or contingent (including any off-balance sheet obligations) incurred by the Company or its subsidiaries, which is material to the Company and its subsidiaries considered as one enterprise, (iv) other than the issuance of Securities issued pursuant to the Equity Plans (as defined herein) or the forfeitures of Securities upon a vesting or exercise of any Awards (as defined herein) issued pursuant to the Equity Plans in full or partial payment of taxes or tax withholding obligations, there have been no changes in the authorized or outstanding capital stock of the Company or its subsidiaries, (v) there have been no material changes in the outstanding indebtedness of the Company, and (vi) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(8)          Good Standing of the Company and the Guarantors.  Each of the Company and the Guarantors has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or general partnership, as applicable, and is in good standing (or will be in good standing on the Closing Date), under the laws of the state of its respective jurisdiction of organization, except where the failure to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect. Each of the Company and the Guarantors has power and authority to own, lease and operate its properties and to conduct its respective business as described in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum and to enter into and perform its respective obligations under the Transaction Documents.  Each of the Company and the Guarantors is duly qualified as a foreign corporation, limited liability company, limited partnership or general partnership, as applicable, to transact business and is in good standing (or will be in good standing on the Closing Date), in the state of its principal place of business and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except (solely in the case of jurisdictions other than its principal place of business) where the failure so to qualify or to be in good standing would not in each case, individually or in the aggregate, result in a Material Adverse Effect.

(9)          Ownership of Subsidiaries.  All of the issued and outstanding shares of capital stock of each subsidiary of the Company that is a corporation, all of the issued and outstanding partnership interests of each subsidiary of the Company that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each subsidiary of the Company that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien.  None of the issued and outstanding shares of capital stock of any such subsidiary that is a corporation, none of the issued and outstanding partnership interests of any such subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any such subsidiary that is a limited liability company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person.  The only subsidiaries of the Company are the subsidiaries listed on Exhibit C hereto and Exhibit C accurately sets forth whether each such subsidiary is a corporation, limited or general partnership or limited liability company and the jurisdiction of organization of each such subsidiary and, in the case of any subsidiary which is a partnership or limited liability company, its general partners and managing members, respectively.

(10)          Capitalization.  The Company has an authorized capitalization as set forth in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable.  None of the Company’s outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights and no further approval or authority of the Company’s stockholders or the Company’s Board of Directors is required for the issuance and sale of the Securities; except as set forth in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock.

(11)          No Other Securities of Same Class.  When the Securities and Guarantees are issued and delivered pursuant to this Agreement, such Securities and Guarantees will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the 1934 Act or that are quoted in a United States automated inter-dealer quotation system.

(12)          No Registration.  No registration under the 1933 Act of the Securities or the Guarantees, and no qualification of the Indenture under the 1939 Act with respect thereto, is required for the sale of the Securities and the Guarantees to you as contemplated hereby or for the initial resale of Securities by you to the Eligible Purchasers, assuming the accuracy of the Initial Purchasers’ representations in this Agreement.

(13)          No General Solicitation.  No form of general solicitation or general advertising within the meaning of Regulation D under the 1933 Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its affiliates or any of its representatives (other than you, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Securities.

(14)          Regulation S Compliance.  The Company is a Category 2 issuer for purposes of Regulation S.  No directed selling efforts within the meaning of Rule 902 under the 1933 Act were or will be used by the Company and its subsidiaries or any of their representatives (other than you, as to whom the Company and the Guarantors make no representation) with respect to Securities sold in reliance on Regulation S, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than you, as to whom the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the 1933 Act.

(15)          No Integration.  Neither the Company, any Guarantor nor any other person acting on behalf of the Company or any Guarantor has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(16)          Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

(17)          Full Power.  The Company and each Guarantor has full right, power and authority to execute, deliver and perform its obligations under the Transaction Documents.

(18)          The Indenture.  The Indenture has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity.

(19)          The Securities.  The Securities have been duly authorized and, at the Closing Date, will have been duly executed by the Company and, when delivered against payment of the purchase price therefor as provided in this Agreement and authenticated in accordance with the provisions of the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(20)           The Guarantees.  The Guarantees have been duly authorized and, at the Closing Date, the Indenture (which includes the Guarantees) will have been duly executed by the Guarantors.  When the Securities are delivered against payment therefor as provided in this Agreement and authenticated in accordance with the provisions of the Indenture, the Guarantees will constitute valid and binding obligations of the Guarantors, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(21)          Description of the Securities and Agreements.  The Securities, the Guarantees and the Indenture conform and will conform in all material respects to the respective statements relating thereto contained in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum.

(22)          Absence of Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is (i) in violation of its Organizational Documents, (ii) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations or (iii) in breach or default (or with or without the giving of notice or the passage of time or both, would be in breach or default) in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except in the case of clauses (ii) or (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.  The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated therein and in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds”) and compliance by the Company and the Guarantors with their obligations under the Transaction Documents do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default, Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any Company Documents, except for such conflicts, breaches, defaults or liens, encumbrances, equities or claims that would not result in a Material Adverse Effect.  Such actions will not result in any violation of (i) the provisions of the Organizational Documents of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of its or their respective assets, properties or operations, except for such violations in clause (ii) that would not result in a Material Adverse Effect.

(23)          Transactions with Related Persons.  No relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K exists, including between or among the Company and its subsidiaries, on the one hand, and the directors, officers, affiliates, stockholders, customers or suppliers of the Company and its subsidiaries, on the other hand, that has not been described or incorporated by reference in the General Disclosure Package and the Offering Memorandum.

(24)          Absence of Labor Dispute.  No labor disputes with the employees of the Company or any subsidiary of the Company exist or, to the knowledge of the Company, are threatened or imminent that are reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company or any of the subsidiaries plans to terminate employment with the Company or any of the subsidiaries that are reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has engaged in any unfair labor practice, except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect.

(25)          Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company and each of the Guarantors, threatened, against or affecting the Company or any of its subsidiaries (other than as disclosed in the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum), which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in the Transaction Documents or the performance by the Company or the Guarantors of their obligations under the Transaction Documents.  The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Preliminary Offering Memorandum or the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(26)          Description of Contracts.  Each description of a document, contract, permit or instrument in the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum accurately reflects in all material respects the terms of the underlying document, contract, permit or instrument.

(27)          Solvency.  All indebtedness represented by the Securities is being incurred for proper purposes and in good faith.  On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum, the Company and each Guarantor will be Solvent (as hereinafter defined).  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each Guarantor is not less than the total amount required to pay the liabilities of the Company and each Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company and each Guarantor is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the General Disclosure Package and the Offering Memorandum, neither the Company nor any Guarantor is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) neither the Company nor any Guarantor is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or any Guarantor is engaged; and (v) neither the Company nor any Guarantor is otherwise insolvent under the standards set forth in applicable laws.

(28)          Possession of Intellectual Property.  The Company and its subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property (collectively, “Intellectual Property”) used in or reasonably necessary to carry on their respective businesses as described in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum and as conducted or proposed to be conducted, except where failure to own or possess or have the right to use would not reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(29)          Absence of Further Requirements.  Except for the amendment to the Company’s asset-based credit agreement with Bank of America, N.A., Wells Fargo Bank, N.A. and Zions Bancorporation permitting the transaction contemplated by this Agreement, (A) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or consent of any holder of capital stock or other securities of the Company or any Guarantor or creditor of the Company or any Guarantor, (C) no authorization, approval, waiver or consent under any Company Document, and (D) no authorization, approval, vote or consent of any other person or entity, is necessary or required for the execution, delivery or performance by the Company or the Guarantors of their obligations under the Transaction Documents, for the offering, issuance, sale or delivery of the Securities or the Guarantees hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the General Disclosure Package and the Offering Memorandum, except that no representation is made as to such as may be required under state or foreign securities laws.

(30)          Possession of Licenses and Permits.  The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where failure to possess such Governmental Licenses would not reasonably be expected to result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, reasonably be expected to result in a Material Adverse Effect.

(31)          Title to Property.  The Company and each of its subsidiaries have good and marketable title to all real property owned by any of them and good title to all other properties and assets owned by any of them, in each case, free and clear of all Liens except such as (a) are described in the General Disclosure Package and the Offering Memorandum or (b) would not or would not reasonably be expected to, individually or in the aggregate, materially affect the value of such property and would not or would not be reasonably expected to interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries.  All real property, buildings and other improvements, and all equipment and other property, held under lease or sublease by the Company or any of its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property, buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Company and its subsidiaries, and all such leases and subleases are in full force and effect.  The Company has not received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises or the continued use of the leased or subleased equipment or other property, except for such claims which, if successfully asserted against the Company, or any of its subsidiaries, would not, individually or in the aggregate, result in a Material Adverse Effect.

(32)          Investment Company Act.  Neither the Company nor any of the Guarantors is, and upon the issuance and sale of the Securities as herein contemplated and the receipt and application of the net proceeds therefrom as described in the General Disclosure Package and the Offering Memorandum under the caption “Use Of Proceeds,” will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(33)          Environmental Laws.  Except as described in the General Disclosure Package and the Offering Memorandum and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, legally enforceable governmental policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required to be obtained by them for their respective operations under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(34)          Tax Returns.  The Company and its subsidiaries have filed in a timely manner all foreign, federal, state and local tax returns that are required to be filed by them through the date hereof or have properly requested and have been granted extensions thereof, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and with respect to which adequate reserves have been established in accordance with GAAP, and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect; and, except as disclosed in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, there is no tax deficiency that, to the knowledge of the Company, has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, which, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect.

(35)          Insurance.  The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company, or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for except for claims which would not, individually or in the aggregate, result in a Material Adverse Effect; and none of the Company, nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(36)          Accounting and Disclosure Controls.  The Company and its subsidiaries maintain and have maintained effective internal controls over financial reporting as defined in Rule 13a-15 under the 1934 Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) interactive data in eXtensible Business Reporting Language fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.  Except as described in the General Disclosure Package and the Offering Memorandum, since the first day of the Company’s earliest fiscal year for which audited financial statements are included in the General Disclosure Package and the Offering Memorandum, there has been (1) no material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Company’s internal control over financial reporting (whether or not remediated), (2) no fraud, whether or not material, involving management or other employees who have a role in the Company’s internal control over financial reporting, and (3) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company and its subsidiaries have established, maintained and periodically evaluate the effectiveness of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 under the 1934 Act).  Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it will be required to file or submit under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

The Company’s independent public accountants and the audit committee of the Company’s board of directors have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in the Company’s internal control over financial reporting and of all fraud, if any, whether or not material, involving management or other employees who have a role in the Company’s internal controls, in each case that occurred or existed, or was first detected, at any time during the three most recent fiscal years covered by the Company’s audited financial statements included in the General Disclosure Package and the Offering Memorandum or at any time subsequent thereto.

(37)          Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans.

(38)          Margin Requirements.  None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation of Section 7 of the 1934 Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(39)          Absence of Manipulation.  Other than excepted activity pursuant to Regulation M under the 1934 Act, neither the Company nor any of its directors, officers, affiliates or controlling persons has taken and or will take, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(40)          Statistical and Market-Related Data.  Any statistical, demographic, market-related and similar data included, or incorporated by reference in the General Disclosure Package or the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived.  The Company has obtained the written consent for the use of such data from sources to the extent necessary or required.

(41)          No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person, in each case, while acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), or any other applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act of 2010 of the United Kingdom, or any other applicable anti-corruption or anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any other applicable anti-corruption or antibribery laws, and the Company and its subsidiaries and, to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery and anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(42)          Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of its subsidiaries is, threatened.

(43)          No Conflicts with Sanctions Laws.  Neither the Company nor any of its subsidiaries, any of its directors or officers, nor, to the knowledge of the Company or any of the Guarantors, any agent, employee or affiliate or other person or entity acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, HM’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or the Crimea regions of Ukraine Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country or (iii) in any other manner that would result in a violation by any person or entity (including any person or entity participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of any Sanctions.  For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person or entity that is or was, at the time of the dealing or transaction, the subject or the target of any Sanctions or with any Sanctioned Country.

(44)          ERISA Compliance.  (i) Each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), for which the Company or any member of its “Controlled Group” (defined as an organization which, along with the Company or any of its subsidiaries, is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance in all respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code, except for such instances of noncom-pliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect; (ii) with respect to each Plan subject to Title IV of ERISA (a) “no reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, except as could not reasonably be expected result in a Material Adverse Effect, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the present value of the aggregate benefit liabilities under each Plan (other than a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”)), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by a material amount and (d) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA), other than such liabilities as could not be, individually or in the aggregate, material; and (iii) neither the Company nor any member of its Controlled Group has (a) failed to make any required contribution to a Plan that is a Multiemployer Plan or (b) received notice that any such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA), in “endangered” or “critical” status (within the meaning of Sections 432 of the Code or Sections 305 of ERISA), or terminated (within the meaning of Section 4041A or 4042 of ERISA).

(45)          No Restrictions on Dividends.  Except as described or incorporated by reference in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, no significant subsidiary (within the meaning of Regulation S-X under the 1934 Act) of the Company is prohibited, directly or indirectly, from paying any dividends or making any other distributions on such subsidiary’s capital stock, from repaying any debt owed to the Company or any of its other subsidiaries, or from transferring any of its property or assets to the Company or any of its other subsidiaries.

(46)          Brokers.  Except for the engagement by the Company of J. Wood Capital Advisors in connection with the extinguishment of the Company’s outstanding 6.75% Convertible Senior Notes due 2026, there is not a broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for underwriting commissions payable to the Initial Purchasers in connection with the sale of the Securities pursuant to this Agreement.

(47)          Cyber Security; Data Protection.  (i) The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are reasonably believed by the Company to be adequate in all material respects for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, and, (ii) to the knowledge of the Company, are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except as would not reasonably be expected to have a Material Adverse Effect.  The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards that are reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and, to the knowledge of the Company, there have been no material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(48)          Stock Options and Other Equity Incentive Grants.  With respect to stock options or other equity incentive grants (collectively, “Awards”) granted pursuant to Company’s equity-based compensation plans (the “Equity Plans”), (i) all stock options have been granted with a per-share exercise price that is either (x) at least equal to the fair market value of a share of Common Stock as of the date of such grant, or (y) at least equal to the five-day average closing stock price of a share of Common Stock prior to the date of such grant, (ii) each such grant was made in compliance in all material respects with such Equity Plans, the 1934 Act and all other applicable laws and regulatory rules or requirements, and (iii) each such grant has been properly accounted for in all material respects in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission.

(49)          Transfer Taxes.  There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of the Transaction Documents or the issuance, sale or delivery by the Company of the Securities to the Initial Purchasers hereunder (other than any taxes, duties or charges that have been paid, or will be promptly paid, by the Company).

(50)          Statements.  The statements set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute summaries of the terms of the Securities, and under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete and fair.

(51)          Forward Looking Statements.  No forward-looking statements (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in either the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum have been made or reaffirmed without a reasonable basis therefor or have been disclosed other than in good faith.

(b)          Certificates.  Any certificate signed by any officer of the Company, or any of its subsidiaries (whether signed on behalf of such officer, the Company, or such subsidiary) and delivered to the Representative or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Initial Purchasers; Closing; Agreements to Sell, Purchase and Resell

(a)          The Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each of the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and each of the Guarantors, the aggregate principal amount of Securities set forth opposite such Initial Purchaser’s name in Exhibit A hereto plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof, in each case at a price equal to 97.776% of the principal amount thereof, plus accrued interest, if any, from December 1, 2023.

(b)          Payment.  Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, 600 Travis Street, Suite 5400, Houston, TX 77002, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on December 1, 2023 (unless postponed in accordance with the provisions of Section 10), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

Payment shall be made to the Company by wire transfer of immediately available funds to a single bank account designated by the Company against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them.  It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase.  Wells Fargo, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the

Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

(c)          Delivery of Securities.  The Company shall make one or more global certificates (collectively, the “Global Securities”) representing the Securities available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date and, on or prior to the Closing Date, the Company shall deliver the Global Securities to DTC or to the Trustee, acting as custodian for DTC, as applicable.  Delivery of the Securities to the Initial Purchasers on the Closing Date shall be made through the facilities of DTC unless the Representative shall otherwise instruct.

(d)          Representations of the Initial Purchasers.  Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it intends to offer the Securities for sale upon the terms and conditions set forth in this Agreement, the General Disclosure Package and the Offering Memorandum.  Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors, that such Initial Purchaser: (i) is a QIB; (ii) will not offer or resell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D); (iii) in connection with the Exempt Resales, will sell the Securities only to the Eligible Purchasers; and (iv) will not engage in any directed selling efforts within the meaning of Rule 902 under the 1933 Act, in connection with the offering of the Securities.  The Initial Purchasers have advised the Company that they will resale the Securities to Eligible Purchasers at a price initially equal to 99.526% of the principal amount thereof, plus accrued interest, if any, from December 1, 2023.  Such price may be changed by the Initial Purchasers at any time without notice.  Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to this Agreement, counsels to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

SECTION 3.  Covenants of the Company and the Guarantors.  The Company and the Guarantors, jointly and severally, covenants with each Initial Purchaser as follows:

(a)          Securities Law Compliance.  The Company will (i) if, at any time prior to the later of the Closing Date and the completion of the initial offering of the Securities, any event shall have occurred that makes any statement of a material fact made in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, untrue or that requires the making of any additions to or changes in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, advise each Initial Purchaser promptly after obtaining knowledge (and, if requested by any Initial Purchaser, confirm such advice in writing), (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)          Amendments.  The Company will give the Representative notice of its intention to prepare any amendment, supplement or revision to the Preliminary Offering Memorandum, the Offering Memorandum or any Issuer Free Writing Document, and the Company will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed use, and will not use any such document to which the Representative or counsel for the Initial Purchasers shall object.  The Company has given the Representative notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time.  The Company will give the Representative notice of its intention to make any such filing from and after the Applicable Time through the Closing Date (or, if later, through the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Initial Purchasers shall object.

(c)          Delivery of Disclosure Documents to the Representative.  The Company will deliver to the Representative and counsel for the Initial Purchasers, within one day of the date hereof and without charge, such number of copies of the Preliminary Offering Memorandum, the Pricing Term Sheet and the Offering Memorandum and any amendment or supplement to any of the foregoing as they reasonably request.

(d)          Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the General Disclosure Package and the Offering Memorandum.  If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) so that the General Disclosure Package or the Offering Memorandum, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.  If at any time an event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement any Issuer Free Writing Document so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Document in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare and, subject to Section 3(b) hereof distribute, such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.

(e)          Use of Offering Materials.  The Company and each of the Guarantors consents to the use of the General Disclosure Package and the Offering Memorandum in accordance with the securities or “Blue Sky” laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

(f)          “Blue Sky” and Other Qualifications.  The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Securities have been so qualified or are exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement).

(g)          Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Preliminary Offering Memorandum and the Offering Memorandum under “Use of Proceeds.”

(h)          Restriction on Sale of Securities.  From and including the date of this Agreement through and including the 60th day after the date of this Agreement, the Company and the Guarantors will not, without the prior written consent of Wells Fargo, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Company or any Guarantor (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Company; provided, however, for the avoidance of doubt, the foregoing shall not restrict (1) the Company’s expected extinguishment of its obligations with respect to its outstanding 6.75% Convertible Senior Notes due 2026, (2) stock-based compensation pursuant to the Company’s employee benefit plans (including the long-term incentive plan) or (3) repurchases of shares of common stock pursuant to the Company’s share repurchase program authorized in February 2023.

(i)          Rule 144A Information.  So long as any of the Securities are outstanding, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the 1934 Act, the Company and the Guarantors will, furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Securities and prospective purchasers of the Securities the information required by Rule 144A(d)(4) under the 1933 Act (if any).

(j)          Pricing Term Sheet.  The Company will prepare the Pricing Term Sheet reflecting the final terms of the Securities, in substantially the form attached hereto as Exhibit D and otherwise in form and substance satisfactory to the Representative; provided that the Company will furnish the Representative with copies of any such Pricing Term Sheet and will not use any such document to which the Representative or counsel to the Initial Purchasers shall object.

(k)          Preparation of the Offering Memorandum.  Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Offering Memorandum, which shall contain the public offering price and terms of the Securities, the plan of distribution thereof and such other information as the Representative and the Company may deem appropriate.

(l)          DTC.  The Company will use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(m)          No Stabilization.  The Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Securities.

(n)          No Affiliate Resales.  The Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the 1933 Act.

(o)          No General Solicitation.  In connection with any offer or sale of the Securities, the Company and the Guarantors will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company and the Guarantors make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) or any public offering within the meaning of Section 4(a)(2) of the 1933 Act in connection with any offer or sale of the Securities and/or (ii) in any directed selling effort with respect to the Securities within the meaning of Regulation S under the 1933 Act, and to comply with the offering restrictions requirement of Regulation S of the 1933 Act.

(p)          No Integration.  The Company will not, and will ensure that no affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the 1933 Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the 1933 Act of the sale to the Initial Purchaser or to the Eligible Purchasers of the Securities.

(q)          Transaction Documents.  The Company and the Guarantors will do and perform all things required or necessary to be done and performed under the Transaction Documents by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.

SECTION 4.  Payment of Expenses.

(a)          Expenses.  The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and delivery of the Preliminary Offering Memorandum, the General Disclosure Package, the Offering Memorandum and any Issuer Free Writing Documents and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Initial Purchasers of each of the Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to the Initial Purchasers, including any issue or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Initial Purchasers, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company and the Guarantors, (v) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey and any supplements thereto; provided that the reasonable fees of counsel for the

Initial Purchasers relating to this subclause (v) shall not exceed $10,000, (vi)  the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Transaction Documents, (vii) all fees charged by any rating agencies for rating the Securities and all expenses and application fees incurred in connection with the approval of the Securities for clearance, settlement and book-entry transfer through DTC, and (viii) all travel expenses of each Initial Purchaser and the Company’s officers and employees and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, and expenses associated with any electronic road show.

(b)          Termination of Agreement.  If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9 or Section 10 hereof, the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

SECTION 5.  Conditions of Initial Purchasers’ Obligations.  The obligations of the several Initial Purchasers hereunder are subject to the accuracy, on the date hereof and at the Closing Date, of the representations and warranties of the Company and the Guarantors contained in this Agreement, or in certificates signed by any officer of the Company or any Guarantor (whether signed on behalf of such officer, the Company or such Guarantor) delivered to the Representative or counsel for the Initial Purchasers, to the performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)          Opinions of Counsel for Company and the Guarantors.  At the Closing Date, the Representative shall have received the favorable opinion, dated as of the Closing Date, of (i) Baker Botts L.L.P., counsel for the Company and the Guarantors, (ii) Maslon LLP, Minnesota counsel for the Company and the Guarantors, (iii) Locke Lord LLP, Louisiana counsel for the Company and the Guarantors, (iv) Pinsent Masons LLP, Scottish counsel for the Company and the Guarantors, and (v) Maples and Calder, Cayman Islands counsel for the Company and the Guarantors, each in form and substance reasonably satisfactory to the Representative.

(b)          Opinion of Counsel for Initial Purchasers.  At the Closing Date, the Representative shall have received the favorable letter, dated as of the Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to the Securities to be sold by the Company pursuant to this Agreement, this Agreement, the Indenture, the General Disclosure Package and the Offering Memorandum, and any amendments or supplements thereto and such other matters as the Representative may reasonably request.

(c)          Officers’ Certificate.  At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business.  At the Closing Date, the Representative shall have received a certificate, signed on behalf of the Company and each Guarantor by the President or the Chief Executive Officer of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer (or other duly appointed officer in the case of Guarantors who do not have a Chief Financial Officer or Chief Accounting Officer) of the Company and each Guarantor, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date and (iii) the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.

(d)          Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Representative shall have received from KPMG LLP (i) as independent public accountants of the Company, a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative and (ii) as independent public accountants of Alliance Maritime Holdings LLC, a letter, dated the date of this agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letters for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information of the Company contained in the General Disclosure Package, any Issuer Free Writing Documents (other than any electronic road show) and the Offering Memorandum and any amendments or supplements to any of the foregoing.

(e)          Bring-down Comfort Letter.  At the Closing Date, the Representative shall have received from KPMG LLP (i) as independent public accountants of the Company, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative and (ii) as independent public accountants of Alliance Maritime Holdings LLC, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(f)          No Downgrade.  There shall not have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Company, any preferred stock of the Company or any debt securities, preferred stock or trust preferred securities of any subsidiary or subsidiary trust of the Company by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Company or any such debt securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company or any such debt securities has been placed on negative outlook.

(g)          DTC Eligibility.  The Securities shall be eligible for clearance and settlement through DTC.

(h)          Transaction Documents.  The Company, the Guarantors and the other parties thereto shall have executed and delivered each of the Transaction Documents, and the Initial Purchasers shall have received an original copies thereof, duly executed by the Company, the Guarantors and the other parties thereto.

(i)          Additional Documents.  At the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Initial Purchasers may otherwise reasonably request; and all proceedings taken by the Company or any Guarantor in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative.

(j)          Termination of Agreement.  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company and the Guarantors at any time on or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 2(d), 4(b), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19, 20 and 21 hereof shall survive any such termination of this Agreement and remain in full force and effect.

SECTION 6.  Indemnification.

(a)          Indemnification by the Company and the Guarantors.  The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, and its and their officers, directors, employees, agents, partners and members and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the Investor Presentation, the General Disclosure Package or the Offering Memorandum (or any amendment or supplement to any of the foregoing), or in any materials, presentations or information provided to investors by, or with the approval of, the Company or any Guarantor in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of, or pursuant to a judgment or other disposition in, any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Guarantors; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.

(b)          Indemnification by the Initial Purchasers.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their respective directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum, any Issuer Free Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use therein.  The Company and the Guarantors hereby acknowledge and agree that the information furnished to the Company and any Guarantor by the Initial Purchasers through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free

Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum:  (i) the information regarding resale price and selling terms appearing in the third paragraph under such caption, (ii) the information regarding stabilization, syndicate covering transactions and penalty bids appearing in the ninth paragraph under such caption (but only insofar as such information concerns the Initial Purchasers) and (iii) the information regarding market making by the Initial Purchasers appearing in the eighth paragraph under such caption.

(c)          Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6; provided further, that the failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability that it may have to such indemnified party otherwise than under this Section 6.  Counsel to the indemnified parties shall be selected as follows:  counsel to the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above shall be selected by Wells Fargo; and counsel to the Company and the Guarantors, their respective directors, each of their respective officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company and the Guarantors.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above; and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company and the Guarantors, their respective directors, each of their respective officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.  Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total underwriting discounts and commissions received by the Initial Purchasers, in each case as determined pursuant to this Agreement, bear to the aggregate initial offering price of the Securities as set forth on the cover of the Offering Memorandum.

The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or by the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions from the sale to Eligible Purchasers of the Securities initially purchased by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each affiliate, officer, director, employee, partner and member of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and of each Guarantor, each officer of the Company and of each Guarantor, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantors.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the Company or any of its subsidiaries (whether signed on behalf of such officer, the Company, or such subsidiary) and delivered to the Representative or counsel to the Initial Purchasers, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, its affiliates and any of their any officers, directors, employees, partners, members or agents of any Initial Purchaser or any person controlling any Initial Purchaser, or by or on behalf of the Company, any Guarantor, any officer, director or employee of the Company or any Guarantor or any person controlling the Company, any Guarantor, and shall survive delivery of and payment for the Securities.

SECTION 9.  Termination of Agreement.

(a)          Termination; General.  The Representative may terminate this Agreement, by notice to the Company and the Guarantors, at any time on or prior to the Closing Date (i) if there has been, at any time on or after the date of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Offering Memorandum, or (iii) (A) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (B) if trading generally on the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the Chicago Board of Options Exchange, or the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission or any other governmental authority, or (C) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if there shall have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Company or any Guarantor or any debt securities, preferred stock or trust preferred securities of any subsidiary or subsidiary trust of the Company by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Company or any Guarantor or any such debt securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company or any Guarantor or any such debt securities, preferred stock or other securities has been placed on negative outlook.

(b)          Liabilities.  If this Agreement is terminated pursuant to Section 5 or this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 2(d), 4(b), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19, 20 and 21 hereof shall survive such termination and remain in full force and effect.

SECTION 10.  Default by One or More of the Initial Purchasers.  a) If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the aggregate principal amount of Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other purchaser, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 36‑hour period, then:

(i)          if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers; or

(ii)          if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

No action taken pursuant to this Section 10 shall relieve any defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the General Disclosure Package or Offering Memorandum or in any other documents or arrangements.  As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 10.

SECTION 11.  Notices.  All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax (with the receipt of any such fax to be confirmed by telephone).  Notices to the Initial Purchasers shall be directed to the Representative at:

Wells Fargo Securities, LLC
550 S. Tryon Street, 5th Floor
Charlotte, NC 28202
Email: IBCMDCMLSHYLeveragedSyndicate@wellsfargo.com
Fax: (704) 410-4874 (with such fax to be confirmed by telephone to (704) 410-4885)
Attention: Leveraged Syndicate

Notices to the Company or any Guarantor shall be directed to it at:

Helix Energy Solutions Group, Inc.
3505 West Sam Houston Parkway North Suite 400
Houston, Texas 77043
Facsimile Number: (281) 618-0505
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Facsimile Number: (713) 229-7778
Attention: Travis Wofford; Douglas Getten.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

SECTION 12.  Parties.  This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company, the Guarantors and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company, the Guarantors and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal representatives, and for the benefit of no other person or entity.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.  GOVERNING LAW AND TIME.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14.  Effect of Headings.  The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15.  Definitions.  As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 3:45 p.m. (New York City time) on November 16, 2023 or such other time as agreed by the Company, the Guarantors and the Representative.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, without par value.

“Company Documents” means all material contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, leases or other instruments or agreements to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.

“DTC” means The Depository Trust Company.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“GAAP” means generally accepted accounting principles in the United States.

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“NYSE” means the New York Stock Exchange.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Organizational Documents” means (a) in the case of a corporation, its charter and by‑laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Repayment Event” means any event or condition which, either immediately or with notice or passage of time or both, (i) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company, or (ii) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement, hedging agreement or similar agreement or instrument to which the Company or any subsidiary of the Company is a party the right to liquidate or accelerate the payment obligations or designate an early termination date under such agreement or instrument, as the case may be.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Termination Event” means any event or condition which gives any person the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any Company Documents or any rights of the Company, or any of its subsidiaries thereunder, including, without limitation, upon the occurrence of a change of control of the Company or any Guarantor or other similar events.

“Transaction Documents” means, collectively, this Agreement, the Indenture, the Securities, the Guarantees and that certain amendment, dated as of November 15, 2023, to the Company’s asset-based credit agreement with Bank of America, N.A., Wells Fargo Bank, N.A. and Zions Bancorporation.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1939 Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Preliminary Offering Memorandum and the Offering Memorandum, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing shall be deemed to include all versions thereof delivered (physically or electronically) to the Representative or the Initial Purchasers.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Preliminary Offering Memorandum or the Offering Memorandum (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be; and all references in this Agreement to amendments or supplements to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum.

SECTION 16.  Permitted Free Writing Documents.  The Company and each Guarantor represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representative, it will not make, and each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Company, the Guarantors and the Representative, it will not make, any offer relating to the Securities that (if the offering of the Securities was made pursuant to a registered offering under the 1933 Act) would constitute an “Issuer Free Writing Prospectus” (as defined in Rule 433) (any such document, a “Issuer Free Writing Document”) or that would constitute a “free writing prospectus” (as defined in Rule 405) which would be required to be filed with the Commission in connection with an offering registered under the 1933 Act; provided that the prior written consent of the Company, the Guarantors and the Representative shall be deemed to have been given in respect of the Issuer Free Writing Documents, if any, listed on Exhibit E (I) hereto and to any electronic road show in the form previously provided by the Company to and approved by the Representative.

SECTION 17.  Absence of Fiduciary Relationship.  The Company and each Guarantor acknowledges and agrees that:

(a)          each of the Initial Purchasers is acting solely as an initial purchaser in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Company and any Guarantor, on the one hand, and any of the Initial Purchasers, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Initial Purchasers has advised or is advising the

Company or any Guarantor on other matters (it being understood that in any event that no Initial Purchaser shall be deemed to have provided legal, accounting or tax advice to the Company, any Guarantor or any of their respective subsidiaries);

(b)          the offering price of the Securities and the price to be paid by the Initial Purchasers for the Securities set forth in this Agreement were established by the Company and the Guarantors following discussions and arms-length negotiations with the Representative;

(c)          they are capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)          they are aware that the Initial Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Guarantors and that none of the Initial Purchasers has any obligation to disclose such interests and transactions to the Company or the Guarantors by virtue of any fiduciary, advisory or agency relationship or otherwise;

(e)          the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate; and

(f)          they waive, to the fullest extent permitted by law, any claims they may have against any of the Initial Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Initial Purchasers shall have any liability (whether direct or indirect, in contract, tort or otherwise) to them in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on their behalf or in right of them or the Company, the Guarantors or any stockholders, employees or creditors of Company or any Guarantor.

SECTION 18.  Research Analyst Independence and Other Activities of the Initial Purchasers.  The Company and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be separate from, and not influenced by, their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the Guarantors and/or the offering that differ from the views of their respective investment banking divisions.  The Company and the Guarantors hereby waive and releases, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers arising from the fact that the views expressed by their research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Guarantors by such Initial Purchasers’ investment banking divisions.  The Company and the Guarantors also acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers, may make recommendations and provide other advice, and may hold long or short positions in debt or equity securities of, or derivative products related to, the companies that may be the subject of the transactions contemplated by this Agreement and the Company and the Guarantors hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the

Company or the Guarantors may have against the Initial Purchasers with respect to any such other activities.

SECTION 19.  Waiver of Jury Trial.  The Company, the Guarantors and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 20.  Consent to Jurisdiction.  The Company and the Guarantors hereby submit to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and the Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.  Each Guarantor irrevocably appoints the Company as its authorized agent upon which process may be served in any such action, suit or proceeding and agrees that service of process upon such agent, and written notice of said service to the Company and such Guarantor by the person serving the same to the Company’s address as provided in Section 11 of this Agreement, shall be deemed in every respect effective service of process upon such Guarantor in any such action, suit or proceeding, and the Company and the Guarantors further agree to take any and all such action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Agreement.

SECTION 21.  Recognition of the U.S. Special Resolution Regimes.

(a)          In the event that any Initial Purchaser is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)          In the event that any Initial Purchaser is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

 [Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

Very truly yours,

HELIX ENERGY SOLUTIONS GROUP, INC.

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Executive Vice President

ALLIANCE ENERGY SERVICES, LLC
By:	Alliance Industry Holdings, LLC, its sole member

By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

ALLIANCE INDUSTRY HOLDINGS, LLC
By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

[Signature Page to Purchase Agreement]

ALLIANCE MARITIME HOLDINGS, LLC

By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

ALLIANCE OFFSHORE, L.L.C.

By:	Alliance Maritime Holdings, LLC, its sole member

By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

ALLIANCE SPECIAL VENTURES HOLDINGS, LLC
By:	Whitney Clare Holdings, LLC, its sole member

By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

[Signature Page to Purchase Agreement]

ALLIANCE-TRITON GOM HOLDINGS, LLC
By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

DEEPWATER ABANDONMENT ALTERNATIVES, INC.

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

HELIX ALLIANCE DECOM, LLC

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

HELIX ENERGY SOLUTIONS (U.K.) LIMITED

By	/s/ Kenneth Neikirk
Name: Kenneth Neikirk
Title: Director

HELIX OFFSHORE LIMITED

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Director

[Signature Page to Purchase Agreement]

HELIX Q5000 HOLDINGS LLC

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: President and Treasurer

HELIX ROBOTICS SOLUTIONS, INC.

By	/ s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

HELIX ROBOTICS SOLUTIONS INTERNATIONAL CORP.

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

HELIX ROBOTICS SOLUTIONS LIMITED

By	/s/ Kenneth Neikirk
Name: Kenneth Neikirk
Title: Director

HELIX SUBSEA CONSTRUCTION, INC.

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

HELIX WELL OPS INC.

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

[Signature Page to Purchase Agreement]

HELIX WELL OPS (U.K.) LIMITED

By	/s/ Kenneth Neikirk
Name: Kenneth Neikirk
Title: Director

KOMMANDOR, LLC

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

TRITON DIVING SERVICES, LLC
By:	Whitney Clare Holdings, LLC, its sole member

By:	Alliance Special Ventures Holdings, LLC, its sole member

By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

WHITNEY CLARE HOLDINGS, LLC
By:	Alliance-Triton GOM Holdings LLC, its sole member

By:	Helix Alliance Decom, LLC, its sole member

By	/s/ Erik Staffeldt
Name: Erik Staffeldt
Title: Vice President and Treasurer

[Signature Page to Purchase Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By	/s/ Ruben Doria
Authorized Signatory

For themselves and as Representative of the Initial Purchasers named in Exhibit A hereto.

[Signature Page to Purchase Agreement]

EXHIBIT A

Name of Initial Purchaser	Principal Amount of Securities

Wells Fargo Securities, LLC	$126,000,000
BofA Securities, Inc.	$90,000,000
Zions Direct, Inc.	$24,000,000
Goldman Sachs & Co. LLC	$15,000,000
Tudor, Pickering, Holt & Co. Securities, LLC	$15,000,000
BTIG, LLC	$7,500,000
Johnson Rice & Company L.L.C.	$7,500,000
PEP Advisory LLC	$7,500,000
Piper Sandler & Co.	$7,500,000
Total	$300,000,000

A-1

EXHIBIT B

Guarantors

Name	Jurisdiction

Alliance Energy Services, LLC	Louisiana

Alliance Industry Holdings, LLC	Louisiana

Alliance Maritime Holdings, LLC	Louisiana

Alliance Offshore, L.L.C.	Louisiana

Alliance Special Ventures Holdings, LLC	Louisiana

Alliance-Triton GOM Holdings, LLC	Delaware

Deepwater Abandonment Alternatives, Inc.	Texas

Helix Alliance Decom, LLC	Delaware

Helix Energy Solutions (U.K.) Limited	Scotland

Helix Offshore Limited	Cayman Islands

Helix Q5000 Holdings LLC	Delaware

Helix Robotics Solutions International Corp.	Texas

Helix Robotics Solutions Limited	Scotland

Helix Robotics Solutions, Inc.	Texas

Helix Subsea Construction, Inc.	Delaware

Helix Well Ops Inc.	Texas

Helix Well Ops (U.K.) Limited	Scotland

Kommandor LLC	Delaware

Triton Diving Services, LLC	Louisiana

Whitney Clare Holdings, LLC	Louisiana

B-1

EXHIBIT C

SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization	Type of Entity	Names of General Partners/Managing Members*
AES-EOT Equipment Holdings LLC	Louisiana	Limited Liability Company	Heavy Lift Holdings LLC

Alliance Energy Services, LLC	Louisiana	Limited Liability Company	Alliance Industry Holdings, LLC

Alliance Group of Louisiana L.L.C.	Louisiana	Limited Liability Company	Alliance Liftboats, LLC

Alliance Industry Holdings, LLC	Louisiana	Limited Liability Company	Alliance-Triton GOM Holdings, LLC

Alliance LB Dallas Holdings, LLC	Louisiana	Limited Liability Company	Alliance Maritime Holdings, LLC

Alliance LB Miami Holdings, LLC	Louisiana	Limited Liability Company	Alliance Maritime Holdings, LLC

Alliance Liftboats, LLC	Louisiana	Limited Liability Company	Alliance Maritime Holdings, LLC

Alliance Maritime Holdings, LLC	Louisiana	Limited Liability Company	Alliance-Triton GOM Holdings, LLC

Alliance Offshore, L.L.C.	Louisiana	Limited Liability Company	Alliance Maritime Holdings, LLC

Alliance Special Ventures Holdings, LLC	Louisiana	Limited Liability Company	Whitney Clare Holdings, LLC

Alliance-Triton GOM Holdings, LLC	Delaware	Limited Liability Company	Helix Alliance Decom, LLC

Alliance Vessel Leasing, LLC	Louisiana	Limited Liability Company	Alliance-Triton GOM Holdings, LLC

Cal Dive I-Title XI, Inc.	Texas	Corporation	N/A

Deepwater Abandonment Alternatives, Inc.	Texas	Corporation	N/A

Dickson Road Investments, LLC	Texas	Limited Liability Company	Heavy Lift Holdings LLC

Energy Resource Technology (U.K.) Limited	Scotland	Limited Company	N/A

ERT Camelot Limited	Scotland	Limited Company	N/A

Explorer DSV Holdings, LLC	Louisiana	Limited Liability Company	Heavy Lift Holdings LLC

Heavy Lift Holdings, LLC	Louisiana	Limited Liability Company	Alliance-Triton GOM Holdings, LLC

Hedron Holdings, LLC	Louisiana	Limited Liability Company	Heavy Lift Holdings LLC

Helix Alliance Decom, LLC	Delaware	Limited Liability Company	Helix Energy Solutions Group, Inc.

Helix do Brasil Servicos de Petroleo Ltda.	Brazil	Limited Liability Company	Helix Offshore International, Inc.

Helix Energy Solutions (Guyana) Inc.	Guyana	Corporation	N/A

Helix Energy Solutions (U.K.) Limited	Scotland	Limited Company	N/A

Helix Offshore Crewing Services Limited	Scotland	Limited Company	N/A

Helix Offshore Crewing Services PTE. Ltd.	Singapore	Private Limited Company	N/A

Helix Offshore Energy Services (Australia) Pty Ltd.	Australia	Proprietary Limited Company	N/A

Helix Offshore Holdings Ltd.	Delaware	Limited Partnership	Helix Energy Solutions Group, Inc.

Helix Offshore International Holdings S.à r.l.	Luxembourg	Limited Liability Company	Helix Energy Solutions (U.K.) Limited

Helix Offshore International, Inc.	Texas	Corporation	N/A

Helix Offshore Limited	Cayman Islands	Corporation	N/A

Helix Offshore Services A.S.	Norway	Limited Liability Company	Helix Offshore International Holdings S.à r.l.

Helix Offshore Services Limited	Scotland	Limited Company	N/A

Helix Oil & Gas (U.K.) Limited	Scotland	Limited Company	N/A

Helix Property Corp.	Texas	Corporation	N/A

Helix Q5000 Holdings LLC	Delaware	Limited Liability Company	Helix Well Ops Inc.

Helix Robotics Solutions International Corp.	Texas	Corporation	N/A

Helix Robotics Solutions Limited	Scotland	Limited Company	N/A

Helix Robotics Solutions, Inc.	Texas	Corporation	N/A

Helix Subsea Construction, Inc.	Delaware	Corporation	N/A

Helix Well Ops Inc.	Texas	Corporation	N/A

Helix Well Ops (U.K.) Limited	Scotland	Limited Company	N/A

Independence Hub, LLC[1]	Delaware	Limited Liability Company	Helix Energy Solutions Group, Inc.

Kommandor LLC	Delaware	Limited Liability Company	Helix Energy Solutions Group, Inc.

Offshore Well Services, S. de R.L. de C.V.	Mexico	Corporation	N/A

Patriot DSV Holdings, LLC	Louisiana	Limited Liability Company	Explorer DSV Holdings, LLC

Subsea Technologies Group Limited	Scotland	Limited Company	N/A

Triton Diving Services, LLC	Louisiana	Limited Liability Company	Alliance Special Ventures Holdings, LLC

1 20% Owned

Whitney Clare Holdings, LLC	Louisiana	Limited Liability Company	Alliance-Triton GOM Holdings, LLC

Whitney Liftboats, LLC	Louisiana	Limited Liability Company	Whitney Maritime Holdings, LLC

Whitney Maritime Holdings, LLC	Louisiana	Limited Liability Company	Alliance-Triton GOM Holdings, LLC

* Applicable only if the subsidiary in question is a limited or general partnership or limited liability company.

EXHIBIT D

FORM OF PRICING TERM SHEET

$300,000,000

Helix Energy Solutions Group, Inc.

9.750% Senior Notes due 2029

November 16, 2023

This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum dated November 15, 2023 (the “Preliminary Offering Memorandum”). The information in this Pricing Term Sheet supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.  Capitalized terms used but not defined in this Pricing Term Sheet have the respective meanings ascribed to them in the Preliminary Offering Memorandum.

The Notes (as defined below) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other place. The Notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S under the Securities Act) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the Notes are being offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States in offshore transactions in accordance with Regulation S under the Securities Act.  The Notes are not transferable except in accordance with the restrictions described under “Transfer Restrictions” in the Preliminary Offering Memorandum.

Issuer:	Helix Energy Solutions Group, Inc.

Principal Amount:	$300,000,000

Title of Securities:	9.750% Senior Notes due 2029 (the “Notes”)

Final Maturity Date:	March 1, 2029

Issue Price:	99.526%, plus accrued interest, if any, from December 1, 2023

Gross Proceeds:	$298,578,000

Coupon:	9.750%

Yield to Maturity:	9.875%

Interest Payment Dates:	March 1 and September 1, beginning on March 1, 2024

Record Dates:	February 15 and August 15

Optional Redemption:
Make-whole redemption at treasury rate + 50 basis points prior to March 1, 2026, then at the following redemption prices (expressed as a percentage of principal amount of the Notes to be redeemed), together with accrued and unpaid interest thereon, if any, to, but excluding, the redemption date, if redeemed during the twelve-month period beginning on March 1 of the years indicated below:

	Year	Percentage
	2026	104.875%
	2027	102.438%
	2028 and thereafter	100.000%

Optional Redemption with Equity Proceeds:	Prior to March 1, 2026, up to 40% at 109.750%, plus accrued and unpaid interest

Change of Control Triggering Event:	Putable at 101% of principal plus accrued and unpaid interest

Ratings*:	B1 (Moody’s) / BB- (Fitch) / BB- (S&P)

Joint Book-Running Managers:	Wells Fargo Securities, LLC BofA Securities, Inc.

Co-Managers:	Zions Direct, Inc. Goldman Sachs & Co. LLC Tudor, Pickering, Holt & Co. Securities, LLC BTIG, LLC Johnson Rice & Company L.L.C. PEP Advisory LLC Piper Sandler & Co.

Trade Date:	November 16, 2023

Settlement Date:
December 1, 2023 (T+10). We expect that delivery of the Notes will be made against payment therefor on or about December 1, 2023, which is the tenth business day following the date hereof (such settlement cycle being referred to as “T+10”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the Notes initially will settle in T+10, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to two business days before their date of delivery hereunder should consult their own advisors.

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Distribution:	144A/Regulation S without registration rights

CUSIP and ISIN Numbers:	144A Notes:	Reg S Notes:
	CUSIP: 42330P AL1	CUSIP: U4232P AC7
	ISIN: US42330PAL13	ISIN: USU4232PAC78

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed solely to persons reasonably believed to be Qualified Institutional Buyers, as defined in Rule 144A under the U.S. Securities Act, and outside the United States solely to non-U.S. persons in reliance on Regulation S under the U.S. Securities Act.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

EXHIBIT E (I)

PRELIMINARY OFFERING MEMORANDUM AMENDMENTS; ISSUER FREE WRITING DOCUMENTS

(1)          (a)          Pricing Term Sheet containing the terms of the Securities, substantially in the form of Exhibit D hereto.

EXHIBIT E (II)

OTHER MATERIALS

(1) Investor Presentation dated October 2023, posted on October 27, 2023.